SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  November 4, 1994


                                      GENESCO INC.
                  ------------------------------------------------------
                  (Exact name of registrant as specified in its charter)


                  Tennessee                   1-3083            62-0211340
        -------------------------------   ----------------  -------------------
        (State or other jurisdiction of   (Commission File   (I.R.S. Employer
                  incorporation)              Number)       Identification No.)

          Genesco Park, 1415 Murfreesboro Road,
                      Nashville, TN                             37214
         ----------------------------------------             ----------
         (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code:  (615) 367-7000


                                     Not Applicable
               -------------------------------------------------------------
               (Former name or former address, if changed since last report)

          Item 5.   Other Events
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               On November 4, 1994, Genesco, Inc. (the "Company"),
          announced a restructuring plan and an amendment to its revolving credit agreement. A copy of the press release issued by the Company on November 4, 1994 and a copy of the amendment to the revolving credit agreement are attached as exhibits.




          Item 7.   Financial Statements, Pro Forma Financial Information
                    and Exhibits
          ---------------------------------------------------------------------
              (c)   Exhibits:

                    99.1    Press Release dated November 4, 1994.

                    99.2    Third Amendment to Loan Agreement.








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


                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENESCO INC.


          Date:  November 7, 1994       By:   /s/ Roger G. Sisson
                                            ---------------------------
                                            Roger G. Sisson, Secretary








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

                                    EXHIBIT INDEX



                                                                   Sequential
           No.                      Exhibit                           Page
        --------    ----------------------------------------      ------------

           99.1     Press Release dated November 4, 1994.               5

           99.2     Third Amendment to Loan Agreement.                  7






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